Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
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Cash and cash equivalents
21.	Cash and cash equivalents

Million US dollar	31 December 2018	31 December 2017
Short-term bank deposits	2 233	3 896
Cash and bank accounts	4 841	6 576

Cash and cash equivalents	7 074	10 472
Bank overdrafts	(114)	(117)

	6 960	10 355

The cash outstanding per 31 December 2018 includes restricted cash for an amount of 2m US dollar (31 December 2017: 2m US dollar). This restricted cash refers to outstanding consideration payable to former Anheuser-Busch shareholders who did not yet claim the proceeds from the 2008 combination.